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Exhibit 32.1

NOVA GAS TRANSMISSION LTD.

        450 - 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Harold N. Kvisle, the Chief Executive Officer of NOVA Gas Transmission Ltd. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company's Annual Report as filed on Form 40-F for the fiscal year ending December 31, 2004 with the Securities and Exchange Commission (the "Report"), that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HAROLD N. KVISLE Harold N. Kvisle Chief Executive Officer March 18, 2005

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  Exhibit 32.1